Exhibit 10.59

WFNIA/CA

AMD_00246

AMENDMENT

Date of Amendment: May 20, 2010

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (f/k/a Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”), as previously amended. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the MSCI ACWI ex USA Financials Index, MSCI ACWI ex USA Energy Index, MSCI ACWI ex USA Industrials Index, MSCI ACWI ex USA Materials Index, MSCI ACWI ex USA Consumer Staples Index, MSCI ACWI ex USA Consumer Discretionary Index, MSCI ACWI ex USA Telecommunication Services Index, MSCI ACWI ex USA Health Care Index, MSCI ACWI ex USA Utilities Index, and MSCI ACWI ex USA Information Technology Index. For the avoidance of doubt, the terms contained in Exhibit B of the Agreement, including, but not limited to the requirement that all Funds be listed on an U.S. domiciled stock exchange only, shall apply to all Funds based on the MSCI ACWI ex USA Financials Index, MSCI ACWI ex USA Energy Index, MSCI ACWI ex USA Industrials Index, MSCI ACWI ex USA Materials Index, MSCI ACWI ex USA Consumer Staples Index, MSCI ACWI ex USA Consumer Discretionary Index, MSCI ACWI ex USA Telecommunication Services Index, MSCI ACWI ex USA Health Care Index, MSCI ACWI ex USA Utilities Index, and MSCI ACWI ex USA Information Technology Index.

For the avoidance of doubt, the license fees set forth in the Agreement, as amended, shall apply with respect to all Funds based on the MSCI ACWI ex USA Financials Index, MSCI ACWI ex USA Energy Index, MSCI ACWI ex USA Industrials Index, MSCI ACWI ex USA Materials Index, MSCI ACWI ex USA Consumer Staples Index, MSCI ACWI ex USA Consumer Discretionary Index, MSCI ACWI ex USA Telecommunication Services Index, MSCI ACWI ex USA Health Care Index, MSCI ACWI ex USA Utilities Index, and MSCI ACWI ex USA Information Technology Index.

2.	This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof, To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment will control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: BlackRock Institutional Trust Company, N.A.		MSCI INC.

By	/s/ D. Wojnar	By	/s/ Paul Friedman

Name	D. Wojnar	Name	Paul Friedman
	(printed)		(printed)

Title	MD	Title	Executive Director

LICENSEE: BlackRock Institutional Trust Company, N.A.

By	/s/ Mark Roberts

Name	Mark Roberts
(printed)

Title	Director